                                                                   EXHIBIT 10.22

                                OFFICE SUBLEASE

                           BASIC SUBLEASE INFORMATION

                                78 FIRST STREET
                           San Francisco, California

          Date:        July 9, 1999

          Sublessor:   GOLDEN GATE UNIVERSITY, a California
                       non-profit public benefit corporation

          Sublessee:   THE BIG NETWORK, INC., a Delaware corporation

Premises:             5th floor of the Building                   Paragraph 1(b)

Base Year:            2000                                        Paragraph 1(c)

Rentable Area of Premises:  Approximately 2,133 square feet of    Paragraph 1(h)
                             Rentable Area (rsf)

Rentable Area of Building:   13,480 rsf                           Paragraph 1(h)

Sublessee's Percentage Share:  15.823%                            Paragraph 1(k)

Term Commencement:   July 15, 1999                                Paragraph 2

Term Expiration:     June 30, 2002                                Paragraph 2

Base Rent:   From the Term Commencement Date to June 30, 2000:    Paragraph 3
             $64,200 per year, payable in equal monthly installments of $5,350.00 each.

             From July 1, 2000 to June 30, 2001- $66,000 per
             year, payable in equal monthly installments of $5,500.00 each.

             From July 1, 2001 to the Term Expiration date:
             $67,800 per year, payable in equal monthly installments of $5,650.00 each.

Security Deposit:  $10,700.00                                     Paragraph 5

Prepayment of Rent:  First month's installment of Base Rent

Sublessee's Address                                               Paragraph 8
for Notices:           78 First Street, Fifth Floor
                       San Francisco, CA 94105
                       Attn: Steve Sellers, Chairman and CEO

Sublessor's Address                                               Paragraph 8
for Notices:           Golden Gate University
                       536 Mission Street
                       Plaza Level
                       San Francisco, CA 94105
                       Attn: Ryan van Ommeren

with a copy to:        Grubb & Ellis Company
                       255 California Street, 14th Floor
                       San Francisco, CA 94111-4904
                       Attention: Mike Son

 Sublessor's Broker:   Grubb & EIlis Company                      Paragraph 9

 Cooperating Broker:   The Caramanica Group                       Paragraph 9
                       155 Montgomery Street) 14'h Floor
                       San Francisco, CA

Master Lessor Consent Date:   The date that is 30 days after the
                              full execution                      Paragraph 29
                              of this Sublease by Sublessor and
                              Sublessee.

Exhibit(s):
     Exhibit A - Legal Description
     Exhibit B - Floor Plan
     Exhibit C - Work Letter
     Exhibit D - Rules and Regulations
     Exhibit E - Form of Estoppel
     Exhibit F - Master Lease

The provisions of the Sublease identified above in the margin are those provisions where references to particular Basic Sublease Information appear. Each such reference shall incorporate the applicable Basic Sublease Information. In the event of any conflict between any Basic Sublease Information and the Sublease, the latter shall control.

SUBLESSEE:                                      SUBLESSOR:

THE BIG NETWORK, INC., a Delaware corporation   GOLDEN GATE UNIVERSITY, a
                                                California non-profit
                                                public benefit corporation


By: ________________________________
                                                By: ____________________________
Its: ________________________________
                                                Its: ___________________________
Dated: _______________
                                                By: ____________________________

                                                Its: ___________________________

                                                Dated: __________________

1.  DEFINITIONS............................................   6
2.  TERM...................................................   8
3.  RENTAL.................................................   8
4.  ESCALATION RENT PAYMENTS...............................   9
5.  SECURITY DEPOSIT.......................................  10
6.  USE....................................................  11
7.  COMPLIANCE WITH LEGAL REQUIREMENTS.....................  11
8.  NOTICES AND CONSENTS...................................  12
9.  BROKERAGE COMMISSIONS..................................  12
10. HOLDING OVER...........................................  13
11. ADDITIONAL OBLIGATIONS PAYABLE BY SUBLESSEE............  13
12. ALTERATIONS............................................  14
13. REPAIRS................................................  15
14. LIENS..................................................  16
15. ENTRY BY SUBLESSOR.....................................  16
16. SERVICES...............................................  17
17. INDEMNIFICATION, LIMITATION OF LIABILITY...............  19
18. INSURANCE AND SUBROGATION..............................  20
20. EMINENT DOMAIN.........................................  23
21. EVENTS OF DEFAULT......................................  24
22. TERMINATION UPON DEFAULT...............................  24
23. CONTINUATION AFTER DEFAULT.............................  25
24. OTHER RELIEF...........................................  25
25. SUBLESSOR'S RIGHT TO CURE DEFAULTS.....................  25
26. ASSIGNMENT AND SUBLETTING..............................  25
27. SUBORDINATION..........................................  28

28. RELATION BETWEEN SUBLEASE AND LEASE: SUBLESSOR'S
    OBLIGATIONS............................................  29
29. CONDITION PRECEDENT....................................  29
30. ESTOPPEL CERTIFICATE...................................  29
31. BUILDING PLANNING......................................  30
32. RULES..................................................  30
33. ATTORNEYS' FEES........................................  30
34. WAIVER.................................................  30
35. PARKING AND TRANSPORTATION MANAGEMENT..................  30
36. COMPLETE AGREEMENT.....................................  31
37. LIMITATIONS OF LIABILITY...............................  31
38. NO MERGER..............................................  31
39. TRANSFER...............................................  31
40. NO LIGHT, AIR OR VIEW EASEMENT.........................  32
41. CORPORATE AUTHORITY....................................  32
42. ABANDONMENT............................................  32
43. WAIVER OF JURY TRIAL...................................  32
44. TELEPHONE SERVICE......................................  32
45. MISCELLANEOUS..........................................  33
46. EXHIBITS...............................................  33

                                78 FIRST STREET
                                OFFICE SUBLEASE
                                ---------------


           THIS SUBLEASE, dated July 9, 1999, for purposes Of reference only, is made and entered into by and between GOLDEN GATE UNIVERSITY, a California non-profit public benefit corporation ("Sublessor,"), and THE BIG NETWORK, INC., a Delaware corporation ("Sublessee").


                                  WITNESSETH:

Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, the Premises described in Paragraph 1(b) below for the term and subject to the terms, covenants, agreements and conditions hereinafter set forth, to each and all of which Sublessor and Sublessee hereby mutually agree.

      1. Definitions.
         -----------

          Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

          (a) The term  "Project" shall mean the parcel of real property, the
                         -------
street address of which is 78 First Street, San Francisco, California, and which is more particularly described on Exhibit A, and the building, sidewalks,
                                  ---------
landscaping, and all other improvements on or appurtenances to the parcel (collectively, the "Building").
                    --------

          (b)  The term  "Premises" shall mean the portion of the Building
                          --------
located on the floor(s), specified in the Basic Sublease Information which is outlined on the floor plan(s) attached hereto as Exhibit B, and which is
                                                 ---------
improved with the Tenant Improvements.

          (c) The term "Base Year" shall mean the calendar year specified in the
                        ---------
Basic Sublease Information as the Base Year.

          (d) The term "Operating Expenses" shall mean (1) all costs of
                        ------------------
management, operation and maintenance of the Project, including, without limitation,: wages, salaries and payroll burden of employees; property management fees (at the prevailing rate); janitorial, maintenance, guard and other services; rent or rental value of offices used in connection with the management of the Project; gas, heat, light, power, telephone, water, waste disposal and all other utilities (subject, however, to the provisions of Paragraphs 16(b) and 16(c)); materials and supplies; maintenance and repairs; license costs; insurance premiums and the deductible portion of any loss insured under Sublessor's liability insurance; and depreciation on personal property; and (2) the cost of any capital improvements made to the Project by Sublessor after the Base Year that (i) reduce other Operating Expenses, (ii) are required for the health and safety of sublessees in the Building (provided, however, that costs arising from capital improvements that are solely for the benefit of another sublessee in the Building and do not benefit Sublessee, the Premises, or the Common Area, shall not be included in Operating Expenses), or (iii) are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed, such cost or allocable portion thereof to be amortized over such reasonable period as Sublessor shall determine together with interest on the unamoratized balance at the rate of interest then publicly announced by Bank of America N.T. & S.A., San Francisco Main Office, its "prime" reference rate plus 2% per annum or such higher rate as may have been paid by Sublessor on funds borrowed for the purpose of constricting such capital improvements, but not to exceed the maximum rate permitted by law. Operating Expenses shall not include: Property Taxes (its defined below); depreciation on the Building; costs of sublessees' improvements; real estate brokers' commissions; interest except as referred to in clause (2) above; capital items other than those referred to in clause (2) above; and the cost of providing services and utilities for which reimbursement is due from sublessees. If less than 95% of the total rentable area of the Building is occupied during the Base Year or any calendar year during the term of this Sublease, then the actual Operating Expenses shall be adjusted to equal Sublessor's reasonable estimate of Operating Expenses had such percentage of the total rentable area of the Building been occupied. Operating Expenses shall be determined in accordance with generally accepted accounting principals, consistently applied.

          (e) The term  "Base Operating Expenses" shall mean the Operating
                         -----------------------
Expenses paid or incurred by Sublessor in the Base Year.

          (f) The term "Property Taxes" shall mean all real property
                        --------------
taxes (and any tax levied wholly or partly in lieu thereof) levied against the Project, and all real estate tax consultant expenses and attorneys' fees incurred for the purpose of maintaining an equitable assessed valuation of the Project.

          (g) The term "Base Property Taxes" shall mean the amount of Property
                        -------------------
Taxes paid or accruing during the Base Year.

          (h) The term "Rentable Area" shall mean the net rentable area
                        -------------
specified in the Basic Sublease Information.

          (i) The term "Common Area" shall mean the total area on a floor
                        -----------
consisting of restrooms, janitor, telephone and electrical closets, lobbies, and public corridors providing access to tenant and sublessee space on such floor, but excluding public stairs, elevator shafts and pipe shafts, together with the enclosing walls thereof.

          j)  The term "Tenant Improvements" shall mean the improvements made or
                        -------------------
to be made to the Premises by Sublessor as described in Exhibit C.
                                                        ---------

          (k)  The term "Sublessee's Percentage Share" shall mean the percentage
                         ----------------------------
figure specified in the Basic Sublease Information. In the event the Rentable Area of the Premises is increased or decreased by the addition to or deletion from the Premises of any office space, Sublessee's Percentage Share shall be appropriately adjusted, and as to the calendar year in which such change occurs, for the purposes if Paragraph 3 below Sublessee's Percentage Share shall be
                    -----------
determined such calendar year at each such Percentage Share.

          (l) The term "Master Lessor" shall mean the Landlord as defined in the
                        -------------
Master Lease.

          (m) The term "Master Lease" shall mean that certain Lease between
                        ------------
Sublessor and Master Lessor, dated January 27, 1999, pursuant to which Sublessor is leasing the Building from Master Lessor. A true and correct redacted copy thereof is attached hereto as Exhibit F.
                              ---------

        2.     Term.
               ----

          (a)  The term of this Sublease shall commence on July 15, 1999 (the

"Commencement Date" and, unless sooner terminated as hereinafter provided, shall
------------------
end on the earliest to occur of (i) Term Expiration date, (ii) any earlier termination of this Sublease pursuant to the terms hereof, or (iii) the date of termination of the Master Lease. Sublessor shall use reasonable efforts to substantially complete the Sublessor's Work, as described in Exhibit C prior to
                                                             ---------
the Commencement Date, in accordance with the standards for substantial completion of Sublessor's Work as set forth in Paragraph 7 of Exhibit C. If
                                               -----------    ---------
Sublessor, for any reason whatsoever, cannot deliver possession of the Premises to Sublessee, this Sublease shall not be void or voidable, nor shall Sublessor be liable to Sublessee for any loss or damage resulting therefrom, but in that event, rental shall be waived for the period between the commencement of the term and the time when Sublessor can deliver possession of the Premises. No delay in delivery of possession shall (A) operate to extend the term hereof, or
(B) affect any dates which may be set forth in the Basic Sublease Information on which Base Rent is to increase.

          (b) Sublessor may elect, in its sole and absolute discretion, to terminate this Sublease effective on the Early Termination Date, as defined in the Master Lease, by giving Sublessee written notice of such election not less than one hundred eighty (180) days prior to the Early Termination Date.

          (c) In the event, for any reason whatsoever, that either Master Lessor or Sublessor elects to demolish or substantially renovate the Building, Sublessor shall give Sublessee at least one hundred eight), (180) days notice of Master Lessor's or Sublessor's election to do so. Said notice shall set forth a date which is equal to or more than one hundred eighty (180) days from the date of the notice as the "Termination Date". This Sublease shall terminate, as if the term stated in the Basic Sublease Information of this Sublease had expired, upon the Termination Date stated in the notice, and Sublessee shall surrender the Premises on or before the Termination Date. In the event Master Lessor or Sublessor elects to demolish or substantially renovate the Building, Sublessor and Sublessee shall be entirely freed and relieved of all liability under any and all of their respective covenants and obligations contained in or derived from this Sublease as of the Termination Date, except as to any covenants and obligations that have accrued prior to the Termination Date.

          3.  Rental.
              ------

          (a) Sublessee shall pay to Sublessor throughout the term of this Sublease its rental for the Premises the sum specified in the Basic Sublease Information as the Base Rent, provided that the rental payable during each calendar year subsequent to the Base Year shall be the Base Rent, increased by Sublessee's Percentage Share of the total dollar increase, if any, in Operating Expenses paid or incurred by Sublessor in such year over the Base Operating

Expenses, and also increased by Sublessee's Percentage Share of the total dollar increase, if any, in Property Taxes paid by Sublessor in such year over the Base Property Taxes. The increased rental due pursuant to this Paragraph 3(a) is hereinafter referred to as "Escalation Rent."
                            ---------------

          (b) Rental shall be paid to Sublessor, on or before the first day of the term hereof and on or before the first day of each and every successive
calendar month thereafter during the term hereof.   In the event the term of
this Sublease commences on a day other than the first day of a calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the first and/or last fractional months of the term hereof shall be appropriately prorated.

          (c) All sums of money due to Sublessor hereunder not specifically characterized as rental shall constitute additional rent and if any such sum is not paid at the time provided in this Sublease, it shall nonetheless be collectible as additional rent at any time thereafter, including without limitation on the date on which the next installment of rental is due. Nothing contained herein shall be deemed to suspend or delay the payment of any sum of money at the time it becomes due and payable hereunder, or to limit any other remedy of Sublessor.

          (d) Sublessee hereby acknowledges that late payment by Sublessee to Sublessor of rent and other sums due hereunder after the expiration of any applicable cure period will cause Sublessor to incur costs not contemplated by this Sublease, the exact amount of which will be difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Sublessor by the terms of the Master Lease or any deed of trust or mortgage encumbering the Building or Sublessor's leasehold interest in the Building. Accordingly, if any installment of rent or any other sums due from Sublessee shall not be received by Sublessor when due or in the time period provided herein, Sublessee shall pay to Sublessor a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Sublessor will incur by reason of late payment by Sublessee. Acceptance of such late charge by Sublessor shall in no event constitute a waiver of Sublessee's default with respect to such overdue amount, nor prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

          (e) Any amount due to Sublessor, if not paid when due, shall bear interest from the date due until paid at the rate equal to the lesser of
(i) the maximum rate then permitted by applicable usuary law, or (ii) the reference rate, or succeeding similar index, of the Bank of America then in effect from time to time plus two percent (2%). Payment of interest shall not excuse or cure any default hereunder by Sublessee, nor prevent Sublessor from exercising any of the other rights and remedies granted hereunder.

          (f) All payments due from Sublessee to Sublessor shall be paid to Sublessor, without deduction, offset, notice or prior demand, in lawful money of the United States of America at Sublessor's address for notices hereunder, or to such other person or at such other place as Sublessor may from time to time designate by notice to Sublessee.

   4.  Escalation Rent Payments.
       ------------------------

          Escalation Rent shall be paid monthly on an estimated basis, with subsequent annual reconciliation, in accordance with the following procedures:

          (a)  During December of the Base Year and December of each subsequent calendar year, or as soon thereafter as practicable, Sublessor shall give Sublessee notice of its estimate of any Escalation Rent due under Paragraph
                                                                       ---------
3(a) above for the ensuing calendar year.  On or before the first day of each
----
month during the ensuing calendar year, Sublessee shall pay to Sublessor 1/12th of such estimated Escalation Rent, provided that if such notice is not given in December, Sublessee shall continue to pay Escalation Rent on the basis of the prior year's estimate until the month after such notice is given. If at any time or times it appears to Sublessor that the Escalation Rent for the current calendar year will vary from its estimate by more than 5%, Sublessor may, in its sole discretion, by notice to Sublessee, revise its estimate for such year, and subsequent payments by Sublessee of Escalation Rent for such year shall be based upon such revised estimate.

          (b) Within 90 days after the close of each calendar year or as soon after such 90-day period as practicable, Sublessor shall deliver to Sublessee a statement of the actual Escalation Rent for such calendar year, accompanied by a statement showing the Operating Expenses and Property Taxes on the basis of which the actual Escalation Rent was determined. The statement shall be final and binding upon Sublessor and Sublessee as to the amount of the Operating Expenses and Property Taxes. If Sublessor's statement discloses that Sublessee owes an amount that is less than the estimated payments for such calendar year previously made by Sublessee, Sublessor shall credit such excess against the next payment of rental due from Sublessee hereunder. If Sublessor's statement discloses that Sublessee owes an amount that is more than the estimated payments for such calendar year previously made by Sublessee, Sublessee shall pay the deficiency to Sublessor within 30 days after delivery of the statement.

          (c) The amount of Escalation Rent for any fractional year in the term hereof shall be appropriately prorated. The termination of this Sublease shall not affect the obligations of Sublessor and Sublessee pursuant to Paragraph 4(b) above to be performed after such termination.
--------------

            5.  Security Deposit.
                ----------------

          The Security Deposit shall be held by Sublessor as security for the faithful performance by Sublessee of all the provisions of this Sublease to be performed or observed by Sublessee. If Sublessee fails to pay rent or other sums due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of the Security Deposit for the payment of any rent or other sum in default or for the payment of' any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby. If Sublessor so uses or applies all or any portion of the Security Deposit, Sublessee shall within 10 days after demand therefor deposit cash with Sublessor in an amount sufficient to restore the Security Deposit to the full amount thereof and Sublessee's failure to do so, shall be a material breach of this Sublease. Sublessor shall not be required to keep the Security Deposit separate from its general accounts. If Sublessee performs all of Sublessee's obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Sublessor, shall be returned, without interest, to Sublessee (or, at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises. No trust relationship is created herein between Sublessor and Sublessee with respect to the Security Deposit.

     6.   Use.
          ---

           The Premises may be used for any use permitted under the Master Lease, and no other purpose. Sublessee shall not do or permit to be done in or about the Premises, nor bring or keep or permit to be brought or kept therein, anything which is prohibited by or will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated, or which is prohibited by the standard form of fire insurance policy, or will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Sublessee shall not cause or permit its business in the Premises to use, generate, manufacture, refine, transport, treat store, handle, dispose, transfer, produce or process hazardous, substances, other dangerous or toxic substances, or solid waste, with the sole exception of such substances as are required, and are kept in only such quantities as are required, for normal office operations, provided that such use and storage are in compliance with all applicable federal, state and local laws or regulations. Sublessee shall notify Sublessor immediately if Sublessee learns of any non-compliance or of any facts (such as the existence of any release or the threat of release of hazardous substances at on, from or beneath the surface of the Premises) which could give rise to a claim of non-compliance with such laws or rules and regulations promulgated thereunder. Sublessee shall from time to time notify Sublessor of any hazardous or toxic substances that are maintained in the Premises. Sublessee shall not do or permit anything to be done in or about the Premises which will in any way will in any way obstruct or interfere with the rights of other tenants or sublessees of the Building, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purposes, nor shall Sublessee cause, maintain or permit any nuisance or waste in, on or about the Premises.

     7.   Compliance with Legal Requirements.
          ----------------------------------

          (a)  Sublessee, at its sole cost and expense, shall promptly comply with all laws, statutes, ordinances, governmental rules, regulations and requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, and with the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition; however, Sublessee shall not be required to make any structural changes to the Premises unless they are necessitated in whole or in part by (i) Sublessee's use or occupancy of, or business conducted in, the Premises, (ii) any acts or omissions of Sublessee, its employees, agents, contractors, invitees or licensees, or (iii) the performance by Sublessee of any alterations to the Premises. Sublessee must obtain all required consents in accordance with Paragraph 12 of this Sublease prior to making any structural
                ------------
changes to the Premises. Sublessee shall notify Sublessor immediately if Sublessee receives any notice of non-compliance with or violation of any of the above. Sublessee shall not do or permit anything to be done in the Premises, nor keep anything there in which shall constitute a nuisance.

          (b)  As used herein, "environmental laws" means all present and future statutes, ordinances, orders, rules and regulations of all federal, state or local governmental agencies relating to the use, generation, manufacture, installation, release, discharge, storage or disposal of hazardous materials; and "hazardous materials" means petroleum, asbestos, polychlorinated biphenyls, radioactive materials, radon gas or any chemical, material or substance now or hereafter defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste" or "toxic substances", or words of similar import, under any environmental laws. Sublessee shall not use, or allow use of, hazardous materials in the Premises or transport the same through the Project. In the event of a release of any hazardous materials by Sublessee or any of its agents, employees, contractors, representatives, visitors or guests in violation of applicable environmental laws, Sublessee shall immediately notify Sublessor, and take such remedial actions as Sublessor may deem necessary or appropriate to clean up the same. Sublessee shall otherwise remediate any release of any hazardous materials in accordance with the applicable requirements of environmental laws. Sublessee shall use, handle, store and transport any hazardous materials hereunder in accordance with the applicable requirements of environmental laws, and shall notify Sublessor of any violation of environmental laws of which it receives notice from any governmental agency having jurisdiction. As used in this Paragraph 7(b) the term "Sublessee" includes its
                               --------------
employees, agents, contractors, invitees or licensees.

          (c)  During the term of the Sublease, Sublessee shall obtain, shall fully comply with, and shall maintain in full force and effect all governmental licenses, permits, registrations and approvals (federal, state, local, county and foreign) necessary to conduct its business in the Premises, including but not limited to those required by the statutes enumerated in Paragraph 7(b) above. During the term of the Sublease, Sublessee shall keep a
--------------
copy of all such permits at the Premises and shall make the same available at all reasonable times for Sublessor's inspection. Sublessee warrants and represents that if during the term of the Sublease any violations are recorded or any notices are received with respect to any of such licenses, permits, registrations and approvals or if a proceeding is commenced or threatened to revoke or limit any of them, Sublessee shall notify Sublessor immediately.

      8.  Notices and Consents.
          --------------------

          All notices, consents, demands and other communications from one party to the other that are given pursuant to the terms of this Sublease shall be in writing and shall be deemed to have been fully given when delivered (including delivery by commercial delivery services or by facsimile transmission), or if sent by the United States mail, certified or registered, when deposited in the mail, postage prepaid. All notices, consents, demands and other communications shall be addressed as follows: (i) to Sublessee at the address specified in the Basic Sublease Information, to the Premises, or to such other place as Sublessee may from time to time designate in a notice to Sublessor; and (ii) to Sublessor at the address specified in the Basic Sublease Information, or to such other place as Sublessor may from time to time designate in a notice to Sublessee. Sublessee hereby appoints as its agent to receive the service of all dispossessory or distraint proceedings and notices thereunder the person in charge of or occupying the Premises at the time, and, if no person shall be in charge of or occupying the same, then such service may be made by attaching the same in the mail entrance of the Premises.

     9.  Brokerage Commissions.
         ---------------------

          Sublessee represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than Sublessor's Broker or a Cooperating Broker identified in the Basic Sublease Information, and Sublessee agrees to indemnify, defend, protect and hold Sublessor harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Sublessee with regard to this leasing transaction. The provisions of this paragraph shall survive the termination of this Sublease.

     10.  Holding Over.
          ------------

          (a) If Sublessee holds possession of the Premises after expiration of the term of this Sublease, Sublessee shall become a subtenant from month to month upon the terms herein specified but at a monthly rental equivalent to 150% of the then prevailing monthly rental paid by Sublessee at the expiration of the term of this Sublease, payable in advance on or before the first day of each month. Each party shall give the other notice of its intention to terminate such tenancy at least one month prior to the date of termination of such monthly tenancy. Notwithstanding the above, in no event shall Sublessee hold possession of the Premises beyond the expiration of the term of the Master Lease except as otherwise permitted by Sublessor.

          (b) If, without Sublessors prior written consent Sublessee holds possession of the Premises after expiration of the term of this Sublease, the expiration of its holdover tenancy or the expiration of the Master Lease, without limiting the liability of Sublessee for its unauthorized occupancy of the Premises, Sublessee shall indemnify Sublessor and any replacement tenant or sublessee for the Premises for any damages or loss suffered by either Sublessor or the replacement tenant or sublessee resulting from Sublessee's failure timely to vacate the Premises.

     11.   Additional Obligations Payable by Sublessee.
           -------------------------------------------

          In addition to the monthly rental and other charges to be paid by Sublessee hereunder, Sublessee shall pay or reimburse Sublessor for any and all of the following items when due (hereinafter collectively referred to as "Additional Obligations"), whether or not now customary or in the contemplation
-----------------------
the parties hereto: taxes (other than local, state and federal personal or corporate income taxes measured by the net income of Sublessor from all sources), assessments (including, without limitation, all assessments for public improvements, or benefits, irrespective of when commenced or completed), excises, levies, business taxes, license, permit, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind which are levied, assessed, confirmed or imposed by any public authority, but only to the extent the Additional Obligations are (a) upon, measured by or reasonably attributable to (1) the cost or value of Sublessee's equipment furniture, fixtures and other personal property located in the Premises, or
(2)(a) the cost or value of any leasehold improvements made in or to the Premises by or for Sublessee; (b) upon or measured by the monthly rental or other charges payable hereunder, including, without limitation, any gross receipts tax levied by the City and County of San Francisco, the State of California, the Federal Government or any other governmental body with respect to the receipt of such rental, (c) as to the Premises, or any portion thereof, upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy thereof by Sublessee; or (d) upon this transaction or any document to which Sublessee is a party creating or transferring an interest or an estate in the Premises. In the event that it shall not be lawful for Sublessee to reimburse Sublessor for the Additional Obligations but it is lawful to increase the monthly rental to take into account Sublessor's payment of the Additional Obligations, the monthly rental payable to Sublessor shall be revised to net Sublessor the same net return without reimbursement of the Additional Obligations as would have been received by Sublessor with reimbursement of the Additional Obligations.

       12.  Alterations.
            -----------

          (a) Sublessee shall not make or suffer to be made any alterations, additions or improvements to the Premises or any part thereof (including without limitation any exposed brick or wood surfaces), or any alterations, additions or improvements which affect the Building structure, exterior, or plumbing system (hereinafter collectively referred to as "Alterations"), without Sublessor's (and, if applicable, Master Lessor's) prior written consent. Sublessee acknowledges that certain Alterations also require the consent of Master Lessor, and therefore Sublessee shall provide Sublessor with not less than thirty (30) days advance written notice prior to the date on which Sublessee desires Sublessor's consent. Sublessee further acknowledges that as to those certain Alterations requiring consent by the Master Lessor, such Alterations may be approved, conditionally approved or disapproved by Master Lessor. If such Alterations are conditionally approved by Master Lessor, Sublessee shall notify Sublessor within twenty (20) days of Master Lessor's notice of conditional approval whether Sublessee shall either proceed with such Alterations subject to the conditions specified by Master Lessor, or not proceed with such Alterations. All Alterations shall be made by Sublessor for Sublessee's account in accordance with the procedures set forth in this section. All Alterations shall immediately become Sublessor's property and, at the end of the term hereof, shall remain on the Premises without compensation to Sublessee unless Sublessor elects by written notice to Sublessee to have Sublessee remove any such Alterations, in which event Sublessee shall be responsible for the cost of restoring the Premises to their condition prior to the installation of such Alterations.

          (b) Plans and specifications for approved Alterations pursuant to Paragraph 12 above shall be prepared at Sublessee's expense by its architect or
------------
by Sublessor's architect Sublessee so elects, and by engineers approved by Sublessor where mechanical or electrical engineering services are required by the nature of the Alterations, Sublessee shall cause any architect retained by it to follow the standard construction administration procedures and to utilize the standard specifications and details promulgated from time to time by Sublessor for the Building. The plans and specifications shall be subject to further approval by Sublessor and Sublessee, which approval shall not be unreasonably withheld by either party, and following such approval Sublessor shall obtain quotations of the cost of the Alterations as reflected by the approved plans and specifications from a contractor approved by Sublessor. Sublessor shall enter into a contract for the construction or installation of the Alterations with the contractor approved by Sublessor, and shall use reasonable effort to cause the contractor to commence, diligently proceed with and complete the Alterations in accordance with the approved plans and specifications. Sublessor shall have the right to require that the contractor, prior to commencing work on the Premises, provide Sublessor with a performance bond and a labor and materials payment bond in the amount of the contract price for the work naming Sublessor and Sublessee (and any other person designated by Sublessor) as co-obligees. Sublessee shall be responsible for performing, at its sole cost and expense, any additional alterations and improvements required by law to be made to or in the Building as a result of any Alterations. Sublessor itself does not warrant the cost of the Alterations, the timeliness of performance or the quality of the contractor's work.

          (c) In the event Sublessor or the contractor is instructed by Sublessee to proceed with any changes to the Alterations without a prior determination of any increased costs resulting from such changes and without approval of such increases by Sublessee, or in the event Sublessee is responsible for increased costs attributable to a delay or acceleration in the time for construction, the amount of any increased costs shall be as reasonably determined by Sublessor upon completion of the Alterations. subject only to Sublessor's reasonable efforts in causing the contractor to furnish Sublessee appropriate back-up information concerning increased costs, if any.

          (d) The cost of the Alterations shall include the cost of
performing work at other than normal business hours to the extent such work affects adjoining space and would unreasonably interfere with the ability of the tenant or sublessee of the adjoining space to conduct its business therein during normal business hours. In consideration of the administration by Sublessor or its agent of the constriction or installation of the Alterations, including, without limitation, the supervision of the general contractor, architect, engineers, and subcontractors, Sublessee shall pay to Sublessor a fee equal to 5% of the total cost of the Alterations (the "Construction Management
                                                       -----------------------
Fee".
---

          (e) Sublessee shall pay to Sublessor all amounts payable by
Sublessee pursuant to this Paragraph 12 within 10 days after billing by
                           ------------
Sublessor. Bills may be rendered in advance of the Alterations so as to enable Sublessor to pay the contractor, architect or engineer without advancing Sublessor's own funds.

          (f) Subject to Sublessor's agreement to minimize any disturbance of Sublessee's use of the Premises, Sublessor reserves the right at any time and from time to time (without the same constituting an actual or constructive eviction and without incurring any liability to Sublessee therefor or otherwise affecting Sublessee's obligations under this Sublease) to make such changes, alterations, additions, improvements, repairs or replacements in or to the Project or the Building (including the Premises if required so to do by any law or regulation) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages and stairways thereof, and to change the name by which the Building is commonly known, as Sublessor may deem necessary or desirable. Nothing contained in this Paragraph 12 should be deemed to relieve
                                      ------------
Sublessee of any duty, obligation or liability of Sublessee with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any government or other authority and nothing contained in this Paragraph 12 shall be deemed or construed to impose upon Sublessor any
     ------------
obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Project or any part thereof other than as otherwise provided in this Sublease.

      13. Repairs.
          --------

          By entry hereunder Sublessee accepts the Premises as being in the condition in which Sublessor is obligated to deliver the Premises. Sublessee shall, at all times during the term hereof, and at Sublessee's sole cost and expense, keep the Premises (including without limitation any and all exposed plumbing and electrical facilities situated in the Premises) in good condition and repair, ordinary wear and tear, damage thereto by fire, earthquake, act of God or the elements excepted.  Sublessee shall have no obligation to maintain and repair the roof, structural components, exterior walls, bearing walls, foundation and windows of the Building except as provided in Paragraph 7 of this
                                                             -----------
Lease. Sublessee hereby waives all rights to make repairs at the expense of Sublessor or in lieu thereof to vacate the Premises. Sublessee shall at the end of the term hereof surrender to Sublessor the Premises and all Alterations thereto in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. Sublessor has no obligation and has made no promise to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, except as specifically herein set forth. No representations respecting the condition of the Premises or the Building have been made by Sublessor to Sublessee, except as specifically herein set forth.

          14.  Liens.
               -----

          Sublessee shall keep the Premises and the Building free from any liens arising out of any work performed, materials furnished or obligations incurred by Sublessee. Sublessor and Master Lessor shall have the right to post and keep posted on the Premises any notices that may be provided by law or which Sublessor or Master Lessor may deem to be proper for the protection of Sublessor and Master Lessor, the Premises and the Building from such liens. Sublessee shall indemnify, defend, protect and hold harmless Sublessor and Master Lessor from and against any and all liability, losses, damages, costs, claims and all other expenses (including without limitation attorneys' fees) arising out of claims of lien for work performed or materials or supplies furnished to or for the benefit of Sublessee, or persons having an interest in the Premises through Sublessee. If Sublessee contests any claim of lien and such claim interferes with any proposed sale, financing, or other transaction affecting the Premises, which either Master Lessor or Sublessor, or the' respective successors and assigns, has either commenced or is about to commence, then upon the written request of Master Lessor or Sublessor, or their respective successors or assigns, Sublessee shall either (i) post cash or cash equivalent security (such as a letter of credit or certificate of deposit) in the amount of 150% of the claim, plus estimated costs, penalties and interest, or (ii) record a bond from a responsible corporate surety of such kind and in such amount as may be required by statute or any responsible title company to release the lien from the Premises; in addition, Sublessee shall do and perform any and all additional commercially reasonable acts which any lender of Master Lessor or Sublessor, or their respective successors or assigns, may require in order that Master Lessor or Sublessor, or their respective successors or assigns, will remain in compliance with any loan secured by the Building or Sublessor's leasehold interest therein, so long as Sublessee receives written notice of such required act from such lender. Nothing herein contained shall be so construed to allow such items to remain unpaid for such length of time as would permit the Premises, or any part of thereof, to be foreclosed upon for the non-payment of same.

          15.  Entry by Sublessor.
               ------------------

          Sublessor and Master Lessor, and their successors and assigns, may enter the Premises at reasonable hours to (a) inspect the same; (b) exhibit the same to prospective purchasers, lenders or tenants or sublessees; and (c) post notices of non-responsibility. Sublessor shall have the additional right to enter the Premises at reasonable hours to (1) determine whether Sublessee is complying with all its obligations hereunder; (2) supply Janitor service and any other service to be provided by Sublessor to Sublessee hereunder; and (3) make repairs or perform maintenance required of Sublessor under the terms hereof, make repairs to any adjoining space or utility services, or make repairs, alterations or improvements to any other portion of the Building; provided, however, that all such work shall be done so as to cause as little interference to Sublessee as reasonably possible. Sublessee hereby waives any claim for damages for any inconvenience to or interference with Sublessee's business or any loss of occupancy or quiet enjoyment of the Premises occasioned by such entry. Notwithstanding the immediately preceding sentence to the contrary, in the event Sublessor's entry shall render all or a part of the Premises unusable for ten (10) consecutive business days, then, as Sublessee's sole and exclusive remedy, Sublessee shall be entitled to an abatement of rent in proportion to the percentage of the Premises rendered unusable as a result of such entry commencing as of the eleventh (11th) business day following such entry and ending on the date that Sublessee's use of the entire Premises is restored. Sublessor and Master Lessor shall each at all times have and retain a key with which to unlock all of the doors in, on or about the Premises (excluding Sublessee's vaults, safes and similar areas designated in writing by Sublessee in advance); and Sublessor and Master Lessor shall each have the right to use any and all means which Sublessor or Master Lessor may deem proper to open Sublessee's doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Sublessor or by Master Lessor in an emergency shall not be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction, actual or constructive, of Sublessee from the Premises or any portion thereof

          16.  Services.
               --------

          (a) Sublessor shall maintain the Common Area and the public areas of the Premises, including lobbies, stairs, elevators, corridors and restrooms, all exterior landscaping, the mechanical, plumbing and electrical equipment serving the Building, and any unexposed plumbing and electrical facilities located in the Premises, in reasonably good order and condition consistent with comparable office buildings in the Downtown San Francisco Financial District, except for
(1) ordinary wear and tear, damage or destruction to the Project, or any portion there of (including, without limitation, the premises), or a taking by eminent domain of the project or any portion thereof, and (2) damage occasioned by the act of Sublessee, its employees, contractors, agents or invitees which damage shall be repaired by Sublessor at Sublessee's expense. Sublessee acknowledges that Master Lessor is responsible for keeping the roof, structural components, exterior walls, bearing walls, foundations, and exterior windows of the Building in good and sanitary order, condition and repair, at master Lessor's sole cost and expense, except to the extent provided in Paragraph 7(a) and to the extent
                                              --------------
the same are damaged due to the gross negligence or willful misconduct of Sublessor or Sublessee. Sublessee further acknowledges and agrees that to the extent the roof, structural Components, exterior walls, bearing walls, foundations and windows are damaged due to the gross negligence or willful misconduct of Sublessee, then Sublessee shall be responsible for any and all costs and expenses that Master Lessor or Sublessor incurs in repairing such damage. Sublessor shall commence any maintenance or repair work required under this Paragraph 16(a) within a reasonable time after its receipt of written
     ---------------
notice from Sublessee describing the need therefor. Except for such periods when entry is prevented or controlled as a result of damage or destruction to the Project, or any portion thereof, or on account of a taking by eminent domain of the Project, or any portion thereof, and subject to the Rules and Regulations in effect from time to time pursuant to Paragraph 32 below and Sublessor's then
                                        ------------
security program in effect for the Project, Sublessee shall have access to the Premises 24 hours a day, 365 days a year.

          (b) Sublessor shall cause to be furnished (1) electricity for lighting to the Common Area on a 24 hour basis, (2) heat and air conditioning to the extent reasonably required for the comfortable occupancy by Sublessee in its use of the Premises during the period from 8:00 a.m. to 6:00 p.m. on weekdays (except legal holidays), or as set forth in the Rules and Regulations attached hereto as Exhibit D, which may
                                                          ---------
be changed from time to time, or such shorter periods as may be prescribed by any applicable policies or regulations adopted by any utility or governmental agency (or during, such other hours as may be reasonably requested by Sublessee, so long as Sublessee reimburses Sublessor for the cost thereof pursuant to Paragraph 6(d) below), (3)elevator service, (4) lighting replacement (for
--------------
building standard lights), (5) restroom supplies, and (6) window washing with reasonable frequency, provided, however, that Sublessor may elect to require Sublessee to provide its own refuse pickup and janitorial service, at Sublessee's sole cost and expense. Sublessor may establish reasonable measures to conserve energy, including but not limited to, automatic switching of lights after hours and more efficient forms of lighting, so long as such measures do not unreasonably interfere with Sublessee's use of the Premises. Sublessor shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing services, (ii) failure to furnish or delay in furnishing any such services when such failure or delay is caused by accident or any condition beyond the reasonable control of Sublessor or by the making of necessary repairs or improvements to the Premises or to the Building, or (iii) the limitation, curtailment, rationing or on use of water, electricity, gas or any other form of energy serving the Premises or the Building.

          (c) Sublessee shall be solely responsible for contracting for, and shall promptly pay to either Sublessor or the supplier thereof, as applicable, as the same become due and payable, all bills, charges, assessments, and exactions for all water, gas, electricity, heat sewer service, telephone, and any other utilities, materials and services furnished to or used by Sublessee in, on or about the Premises, and (if Sublessor so requires) for refuse pickup and janitorial service for the Premises. If any utility, material or service is not separately charged to the Premises, Sublessee shall pay to Sublessor, within ten (10) days after written demand therefor, Sublessor's pro rata share of the total cost thereof as may be determined by Sublessor. Sublessor hereby confirms that the Premises are separately metered. Sublessee shall not, without Sublessor's prior consent given or withheld in Sublessor's sole discretion, install in the Premises (i) lighting and equipment, the aggregate average daily power usage of which exceeds 3 watts per square foot, or which requires a voltage other than 110 volts single-phase, (fi) heat generating equipment or lighting other than Building standard lights, or (iii) supplementary air conditioning facilities. Sublessor shall have no responsibility for providing water, gas, electricity, sewer service, telephone, or any other utilities to the Premises, and may in its sole discretion require Sublessee to contract for and Provide its own refuse pickup and janitorial service for the Premises, at Sublessee's sole cost and expense.

          (d) If heat-generating equipment or lighting other than building standard lights are installed or used in the Premises and such equipment or lighting affects the temperature otherwise maintained by the air conditioning system, or if equipment is installed in the Premises which requires a separate temperature-controlled room, on Sublessee's request, or at Sublessor's election after notice to Sublessee, Sublessor shall install supplementary air conditioning facilities in the Premises or otherwise modify the ventilating and air conditioning system serving the Premises, and the capital and maintenance costs of such facilities and modifications shall be borne by Sublessee.

          (e) Sublessee shall reimburse Sublessor, upon billing therefor, for the cost of (1) all heat or air conditioning provided to the Premises during hours requested by sublessee when such services are not otherwise furnished by Sublessor pursuant to Paragraph16(b)(2) above, and (2) all power and cooling
                      -----------------
energy provided for supplementary air conditioning facilities in or serving the Premises. Sublessee shall also pay the cost of any transformers, additional risers, panel boards and other facilities if and to the extent required to furnishing power for supplementary air conditioning facilities in or serving the Premises. The cost of item (1) above, shall be a per-hour charge reflecting the electrical energy, labor and fixed plant costs of running the heating and air conditioning system, and to the extent one or more Sublessees served by the same system requests heat or air conditioning services during the hours requested by Sublessee, the charge shall be divided among the Sublessees requesting the services in proportion to the areas served.

          (f) In the event that Sublessor, at Sublessee's request provides services to Sublessee that are not otherwise provided for in this Sublease, Sublessee shall Pay Sublessor's reasonable charges for such services upon receipt of billing therefor.

          17.  Indemnification, Limitation of Liability.
               ----------------------------------------

          (a) Sublessee hereby waives all claims against Sublessor and Master Lessor for damage to any property or injury or death of any Person in, upon or about the Premises arising at any time and from any cause, and Sublessee shall indemnify, defend, protect and hold Sublessor and Master Lessor harmless from and against any and all claims. demands, actions, suits, losses, damages, costs, expenses and liabilities whenever arising on or after the date hereof, that may be based upon or may be assessed or alleged to be based upon injury, damage or loss of any nature whatsoever to persons or property (whether of Sublessee or any other Person) arising out of or due to, or asserted or alleged to arise out of or be due to, any act (whether of commission or omission), of Sublessee or any of its, agents, employees, representatives, visitors or guests with respect to the Premises, including the use or storage in the Premises of any hazardous or toxic substance, or in the exercise of Sublessee's rights or the performance of Sublessee's covenants and obligation, under this Sublease or the use or occupancy of the Premises or the Building by Sublessee or any of its agents, employees, visitors or guests, whether or not any such claim, demand, action, suits, loss, damage, costs, expense or liability is asserted by any agent, employee or representative of Sublessee, or by any visitor, guest or other third party, and whether or not any such claim, demand, action, suit, loss, damage, cost, expense or liability is based upon or asserted or alleged to be based upon negligence. In the event any action or proceeding is brought against Sublessor or Master Lessor with respect to any matter covered by Sublessee's aforesaid indemnity obligation, Sublessee, upon notice by Sublessor or Master Lessor, shall resist and defend the same at Sublessee's expense with counsel satisfactory to Sublessor or Master Lessor, as the case may be. The foregoing indemnity obligations shall include reasonable attorney's fees, investigation costs, court costs and all other reasonable costs and expenses incurred by Sublessor or Master Lessor from the first notice that any claim or demand is to be made or may be made. The provisions of this Paragraph 17(a) shall survive
                                                ---------------
the termination of this Sublease with respect to any event occurring prior to such termination.


          (b) In addition to all other indemnities under this Sublease, Sublessee hereby assumes for itself and for its successors and assigns any and all environmental, health and safety liabilities or obligations relating to the Premises and/or Sublessee's use of the Premises,
including but not limited to any liabilities or obligations imposed by Paragraph
                                                                       ---------
7 above upon Sublessee and its successors and assigns. Sublessee for itself and
-
its successors and assignees shall indemnify defend, protect and hold Sublessor and Master Lessor, and their respective successors, assigns, owners and affiliates harmless from and against any and all claims, demands, losses, costs, expenses, liabilities and damages (including but not limited to attorney's fees, investigation costs, court costs and all other reasonable costs and expenses incurred by Sublessor and Master Lessor) arising out of or in connection with any environmental contamination or pollution of the Premises, or the existence on, or removal from, the Premises of any hazardous substance. The provisions of this paragraph shall survive the termination of this Sublease with respect to any event occurring prior to such termination.

          (c) Sublessor shall not be liable at any time or in any event for any latent defect, deterioration or change in the condition of the Premises, nor for damage to the same or to any property contained therein, nor for injury to persons whether caused by any overflow or leakage upon or into the Premises of water, steam, gas or electricity, or by any breakage in pipes or plumbing, or breakage, leakage or obstruction of soil pipes, nor for damage, loss or injury from any other source, nor for loss of property by theft or otherwise, nor for consequential or special damages therefrom, unless said damage, loss or injury shall be caused by or due to the gross negligence of Sublessor or Sublessor's agent, servant or employee.

          18.       Insurance and Subrogation.
                    -------------------------

          (a) During the term hereof and any other period of occupancy, Sublessee, at its sole expense, shall obtain and keep in force the following insurance:

          (i) All Risk insurance upon property of every description and kind owned by Sublessee and located in the Building or for which Sublessee is legally liable or installed by or on behalf of Sublessee including, without limitation, the Tenant Improvements, furniture, fittings, installations, fixtures and any other personal property, in an amount not less than 100% of the full replacement cost thereof. All such insurance policies shall name Sublessee as named insured thereunder, shall name Sublessor as additional insured, and, at Sublessor's request shall name Sublessor's mortgagees, if any, as additional insured thereunder, all as their respective interests may appear. Sublessor will not be required to carry insurance of any kind on any of Sublessee's furniture or furnishings, or on any of Sublessee's fixtures, equipment, improvements, or appurtenances under this Sublease, and Sublessor shall not be obligated to repair. any damage thereto or replace the same.

          (ii) Commercial general liability insurance coverage written on an occurrence form, including but not limited to personal injury, premises/operations, blanket contractual liability, liability, and owned/non-owned auto liability, in an amount not less than $1,000,000 combined single limit bodily injury and property damage and $1,000,000 personal injury per occurrence and a general aggregate of $2,000,000 per location inclusive. All such insurance policies shall name Sublessee as named insured thereunder and shall name Sublessor, Sublessor's management agent, and Sublessor's mortgagees, if any, as additional insureds thereunder.

          (iii) Workers Compensation and Employer's Liability insurance, with a limit of no less than $1,000,000 per occurrence. Such coverage shall be endorsed to waive the insurer's right of subrogation against Sublessor and its management agent.

          (iv) Loss of income and extra expense insurance in such amounts as will reimburse Sublessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils.

          (v) Host liquor liability insurance coverage in an amount of not less than $1,000,000 combined single limit bodily injury and property damage per occurrence, if at any time during the term hereof any alcoholic beverages of any nature are served on the Premises.

          (vi) Any other form or forms of insurance (or any increase in the coverage required above) as Sublessor may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent landlord of a comparable building would require of a comparable tenant.

          (b) All policies required to be obtained by Sublessee hereunder shall be issued by insurers that are acceptable to Sublessor and in form satisfactory to Sublessor, and each such policy shall contain provisions (i) that the insurance afforded thereby shall be primary and noncontributing with any other insurance obtained by or available to Sublessor, and (ii) that the Sublessor shall have no liability for premium payment or other obligation under the policy. Sublessee will deliver to Sublessor certificates of insurance (and, if required by Sublessor, the mortgagees of Sublessor, certified copies of each such insurance policy) as soon as practicable after the placing of the required insurance, but not later than 10 days prior to the date Sublessee takes possession of all or any part of the Premises. All policies shall contain an undertaking by the insurers to notify Sublessor and Sublessor's mortgagees, if any, in writing, by registered or certified U.S. mail, return receipt requested, not less than 30 days before any material change, reduction in coverage, cancellation, or other termination thereof Sublessee shall, within I 0 days prior to the expiration of such policies, furnish Sublessor with renewals or "binders" thereof, or Sublessor may order such insurance and charge the cost thereof to Sublessee as additional rent.

          (c) During the term of this Sublease, Sublessor shall insure the Building (excluding any property which Sublessee is obligated to insure under Paragraph18(a) above against damage with All Risk insurance and public liability
--------------
insurance, all in such amounts, and with such deductions as Sublessor considers appropriate. Sublessor may, but shall not be obligated to, obtain and carry any other form or forms of insurance as it or Sublessor's mortgagees, if any, may determine advisable. Notwithstanding any contribution by Sublessee to the cost of insurance premiums, as provided herein, Sublessee acknowledges that it has no right to receive any proceed from any insurance policies carried by Sublessor.

          (d) Sublessee shall not keep, use, sell, or offer for sale in, or upon, the Premises any article which may be prohibited by any insurance policy in force covering the Building. If Sublessee's occupancy or business in, or on, the Premises, whether or not Sublessor has consented to the same, results in any increase in premiums for the insurance periodically carried by Sublessor or Master Lessor with respect to the Building, Sublessee shall pay any such increase in premiums as additional rent within 10 days after being billed therefor by Sublessor. In determining whether increased premiums are a result of Sublessee's use of the Premises, a schedule issued by the organization computing the insurance rate on the Building showing the various components of such rate, shall be conclusive evidence of the several items and charges which make up such rate. Sublessee shall promptly comply with all reasonable requirements of the insurance authority or any present or future insurer relating to the Premises.

          (e)  If any of Sublessor's or Master Lessor's insurance policies shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced in any way because of the use of the Premises or any part thereof by Sublessee or any assignee or subtenant of Sublessee or by anyone Sublessee permits on the Premises, and if Sublessee fails to remedy the condition giving rise to such cancellation threatened cancellatior4 reduction of coverage, threatened reduction of coverage, increase in premiums, or threatened increase in premiums, within 48 hours after notice thereof, Sublessor may, at its option, either terminate this Sublease or enter upon the Premises and attempt to remedy such condition, and Sublessee shall promptly pay the cost thereof to Sublessor as additional rent. Sublessor shall not be liable for any damage or injury caused to any property of Sublessee or of others located on the Premises resulting from such entry. If Sublessor is unable, or elects not to remedy such condition, then Sublessor shall have all of the remedies provided for in this Sublease 'in the event of a default by Sublessee. Notwithstanding the foregoing provisions of this Paragraph 18(e) if
                                                             ---------------
Sublessee fails to remedy such condition as aforesaid, Sublessee shall be in default of its obligation hereunder and Sublessor shall have no obligation to remedy such default.

          (f) All policies covering real or personal property which either party obtains affecting the Project, the Building, the Premises, the contents of the same or any operation therein, shall include a clause or endorsement denying the insurer any rights of subrogation against the other party and Master Lessor, to the extent rights have been waived by the insured before the occurrence of injury or loss, if the same are obtainable without unreasonable cost.

          19. Damage or Destruction.
              ---------------------

          (a) In the event the Premises, or any part thereof, or the portion of the Building necessary for Sublessee's occupancy are damaged by fire or other casualty insured against by Sublessor's fire and extended coverage insurance policy covering the Building, Sublessor shall notify Sublessee of the estimated time required for repair or restoration, If such damage can be repaired within 120 days from the date of the casualty, Sublessor shall forthwith repair or restore the Premises or the portion of the Building necessary for Sublessee's occupancy. Notwithstanding the preceding sentence, in the event damage to the Premises can be repaired within 120 days from the date of the casualty, but the damage to the Building cannot be repaired within such time, or existing law does not permit repair of such damage and destruction, Sublessor shall have the right to terminate this Sublease.

          (b) If during the Term, the Premises, or any Part thereof, are damaged or destroyed and Paragraph 19(a) does not apply, or if at any time during the
                 ---------------
Term, the Premises or the Building are totally destroyed from any cause (including any total destruction required by any authorized pubic authority), then Sublessor may either elect to (i) repair the damage and destruction, in which case this Sublease shall continue in full force and effect, or (ii) terminate this Sublease as of the date of the damage or destruction provided, however, that if existing law does not permit the repair of such damage or destruction, this Sublease shall terminate.

          (c) If the Premises, or any part thereof, are destroyed and damaged and Us Sublease remains in full force and effect under the provisions of this Paragraph 19, Sublessee
------------
shall continue the operation of its business on the Premises to the extent reasonable practicable from the standpoint of 'prudent business management, and all Base Rent and other amounts due by Sublessee hereunder shall be reduced for the period during which such damage, repair or restoration continues based on the extent to which such destruction or damage interferes with the effective or economical use or operation of, or the conduct of any business in, the Premises by Sublessee or by any permitted assignee or sublessee holding under Sublessee. Sublessee shall have no claim against Sublessor or Master Lessor for any damage suffered by Sublessee by reason of any such damages destruction, repair or restoration.

          (d) For purposes of this Paragraph 19, the Premises or the Building
                                   ------------
shall be deemed totally destroyed if, in the reasonable judgment of an experienced claims adjuster or other insurance professional retained by Sublessor or Sublessor's insurer, the cost to repair such damage would exceed fifty percent (50%) of the then replacement value of the Premises or Building, as the case may be.

          (e) If the Premises or the Building are to be repaired or restored under this Paragraph 19, Sublessor shall repair or restore at its cost the
           ------------
Building and all leasehold improvements in the Premises other than Alterations made by a Sublessee. Sublessee shall pay the cost of repairing or restoring all such Alterations and the cost of repairing or replacing Sublessee's fixtures and personal property in the Premises.

          (f) Notwithstanding anything to the contrary set forth above in this Paragraph 19, if Sublessor elects to terminate the Master Lease or the Master
------------
Lease terminates as a result of damage or destruction to the Premises or the Building, or any portions thereof, then this Sublease shall terminate as of the day the Master Lease terminates and the Base Rent and all other amounts payable by Sublessee hereunder shall be prorated as of and payable to such date. Notwithstanding anything to the contrary stated in Paragraph 12, upon such
                                                   ------------
termination Sublessee shall not be required to remove any improvements, including without limitation alterations or additions thereto, from the Premises, except to the extent that it is feasible and commercially reasonable for Sublessee to remove such improvements.

          (g) Notwithstanding anything to the contrary set forth above in this Paragraph 19, if the Premises or the Building, or any portions thereof, are
------------
damaged or destroyed within the last two (2) years of the Term, Sublessor shall have the right to terminate this Sublease as of the date of the damage or destruction.

          (h) Sublessee has no right to rebuild its Premises or the Building, or any portions thereof, in the event of damage or destruction to the Premises or Building.

          (i) Sublessor and Sublessee acknowledge that their respective rights and obligations in the event of damage or destruction of the Premises or the Building are to be governed by this Sublease.

          20.  Eminent Domain.
               --------------

          If all of the Premises or the Building shall be taken as a result of the exercise of the power of eminent domain, this Sublease shall terminate as of the date of the taking and the Base Rent and all other amounts due by Sublessee hereunder shall be prorated as of the date of the taking. In the event of partial taking of the Premises or the Building so that it is impossible or impracticable for Sublessee to continue the effective or economical use or operation of the Premises or the conduct of business therein, or if a partial taking of the Premises or Building occurs during the last two
(2) years of the Term, then Sublessor shall have a right to terminate this Sublease as of the date of the taking. Notwithstanding the foregoing, if as a result of any taking of the Premises or the Building, the Master Lease terminates, then this Sublease shall also terminate, effective as of the date of termination of the Master Lease. In the event of any taking, Sublessee shall have no claim against Sublessor or Master Lessor for the value of any unexpired term of this Sublease or otherwise. In the event of a partial taking of the Premises which does not result in a termination of this Sublease, the monthly rental thereafter to be paid shall be equitably reduced.

     21.  Events of Default.
          -----------------

               The following events shall constitute Events of Default under this Sublease:

          (a) a default by Sublessee in the payment when due of any rent or other sum payable hereunder;

          (b) a default by Sublessee in the performance of any of the other terms, covenants, agreements or conditions contained herein and, if the default is curable, the continuation of such default for a period of 5 days after notice by Sublessor, provided that Sublessee shall have 90 days to cure such breach if
(i) it is not susceptible to cure within 5 days, and (ii) within such 5-day period, Sublessee commences with due diligence and dispatch the curing of such default and the prosecution of such cure to completion.

          (c) the bankruptcy or insolvency of Sublessee, a transfer by Sublessee in fraud of creditors, an assignment by Sublessee for the benefit of creditors, or the commencement of any proceedings of any kind by or against Sublessee under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act unless, in the event any such proceedings are involuntary, Sublessee is discharged from the same within 60 days thereafter;

          (d) the appointment of a receiver for a substantial part of the assets of Sublessee;

          (e)  the abandonment of the Premises; and

          (f) the levy upon this Sublease or any estate of Sublessee hereunder by any attachment or execution and the failure to have such attachment or execution vacated within 30 days thereafter.

          22.  Termination Upon Default.
               ------------------------

          Upon the occurrence of any Event of Default by Sublessee hereunder, Sublessor may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, terminate this Sublease and exercise its remedies relating thereto in accordance with the following provisions:

          (a) Sublessor shall have the right, so long as the Event of Default remains uncured, to give notice of termination to Sublessee, and on the date specified in such notice this Sublease shall terminate.

          (b) In the event of any such termination of this Sublease, Sublessor may then, or at any time thereafter by judicial proms, reenter the Premises and remove therefrom all persons and property and again repossesses and enjoy the Premises, without prejudice to any other remedies that Sublessor may have by reason of Sublessee's default or of such termination.

          (c) In the event of any such termination of this Sublease, and in addition to any Other rights and remedies Sublessor may have, Sublessor shall have all of the rights and remedies of a landlord provided by Section 1951.2 of the California Civil Code. The amount of damages which Sublessor may recover in event of such termination shall include, without limitation, (1) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus (1%) one percent of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss that Sublessee proves could be reasonably avoided, (2) all legal expenses and other related costs incurred by Sublessor following Sublessee's default, (3) all reasonable costs incurred by Sublessor in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (4) all reasonable costs (including, without limitation, any brokerage commissions) incurred by Sublessor in reletting the Premises.

     23.  Continuation after Default.
          --------------------------

          Sublessor has the remedy described in California Civil Code Section 1551.4 (Sublessor may continue

     24.  Other Relief.
          ------------

          The remedies provided for in this Sublease are in addition to any other remedies available to Sublessor at law or in equity by statute or otherwise.

     25.  Sublessor's Right to Cure Defaults.
          ----------------------------------

          All agreements and provisions to be performed by Sublessee under any of the terms of this Sublease shall be at its sole cost and expense and without any abatement of rental. If Sublessee shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for 10 days after notice thereof by Sublessor, or such longer period as may be allowed hereunder, Sublessor may, but shall not be obligated so to do, and without waiving or releasing Sublessee from any obligations of Sublessee, make any such payment or perform any such other act on Sublessee's part to be made or performed as in this Sublease provided. All sums paid by Sublessor and all necessary incidental costs shall be payable to Sublessor on demand.

     26.  Assignment and Subletting.
          -------------------------

          (a)  Sublessee shall not assign this Sublease or further sublet all or any part of the Premises without the prior written consent of Sublessor (which shall not be unreasonably withheld) and Master Lessor, as required under the Master Lease, or permit the use of the Premises by any party other than Sublessee. This Sublease shall not, nor shall any interest herein, be assignable as to the interest of Sublessee by operation of law. A consent to any assignment or sublease shall not be deemed to be a consent to any subsequent assignment or sublease. Any assignment or sublease without the consent of Sublessor and Master Lessor, as required by the Master Lease, shall be void and shall, at the option of Sublessor, terminate this Sublease. In connection with each consent requested by Sublessee, Sublessee shall submit to Sublessor the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, and all other information reasonably requested by Sublessor concerning the proposed transaction and the parties involved therein. If Sublessor does not, within thirty (30) days after receiving Sublessee's request and all the information described in this Paragraph 26(a), give Sublessee written notice
                                  --------------
that Sublessor consents to the proposed assignment or subletting, Sublessor shall be deemed to have withheld its consent to such assignment or subletting. As a condition of granting its consent to any assignment or subletting, Sublessor may require that Sublessee pay to Sublessor all rent and other charges payable by the assignee or sublessee, to the extent that such amounts exceed the amounts required to be paid to Sublessor by Sublessee hereunder. No assignment or subletting shall relieve Sublessee of any of its obligations under this Sublease.

          (b) Without limiting the other instances in which it may be reasonable for Sublessor to withhold its consent to an assignment or subletting. Sublessor and Sublessee acknowledge that it shall be reasonable for Sublessor to withhold its consent in the following instances:

          (1)  if at the time consent is requested or at any time prior to the granting of consent, Sublessee is in default under this Sublease or would be in default under this Sublease but for the pendency of any cure Period under Paragraph 21 above;
------------

          (2) if the proposed assignee or sublessee is a governmental agency;

          (3) if, in Sublessor's reasonable judgment, the use of the Premises by the proposed assignee or sublessee would not be comparable to the types of use by other sublessees in the Building, would entail any alterations which would lessen the value of the leasehold improvements in the Premises, would result in more than a reasonable number of occupants per floor or would require substantially increased services by Sublessor or would alter the tenant mix in the Building so as to adversely affect the economic viability, marketability or reputation of the Building (Sublessee acknowledging that Sublessor's leasing policy for the Building is based, in material part, on Sublessor's determination of a successful mix of Sublessee uses, density of use of space by and methods of operation of Sublessees);

          (4) if, in Sublessor's reasonable judgment, the financial worth of the proposed assignee or sublessee does not meet the credit standards applied by Sublessor for other sublessees under subleases with comparable terms, or the character, reputation, or business of the proposed assignee or sublessee is not consistent with the quality of the other tenancies in the Building;

          (5) if, in case of a subletting, such subletting is of less than the entire Premises;

          (6) if Sublessor has received from any Prior lessor to the proposed assignee or sublessee a negative report concerning such prior lessor's experience with the proposed assignee or sublessee, assignee or sublessee;

          (7) if Sublessor has experienced previous default,; by or is in litigation with the proposed

          (8) if, in Sublessees reasonable judgment, the Premises or the relevant part thereof will be used in a manner that will violate any negative covenant as to use contained in any other lease of space in the Building;

          (9) if the use of the Premises by the proposed assignee or sublessee will violate any applicable law, ordinance or regulation;

          (10) if the proposed assignment or sublease will create a vacancy elsewhere in the Building;

          (11) if the proposed assignee or sublessee is a person with whom Sublessor is negotiating to lease space in the Building;

          (12) if the proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this Paragraph26; and
-----------

          (13) if, in the case of a subletting of less than the entire Premises, the subletting would (i) result in the division of the Premises into more than two (2) subparcels, (ii) require access to be provided through space leased or held for lease to another Sublessee or improvements to be made outside of the Premises, or (iii) result in a division of the Premises which would violate any building, health, safety or other applicable law, ordinance or regulation.

          (c) If at any time or from time to time during the term of this Sublease, Sublessee desires to sublet all or any part of the Premises, Sublessee shall give notice to Sublessor setting forth the terms of the proposed subletting and the space so proposed to be sublet. Sublessor shall have the option, exercisable by notice given to Sublessee, within 25 days after Sublessee's notice is given, to sublet from Sublessee such space at the rental and other terms set forth in Sublessee's Notice, or, if the proposed subletting is for the entire Premises for a sublet term ending within the last year of the term of this Sublease, to terminate this Sublease. If Sublessor does not exercise such option, Sublessee shall be free to sublet such space to any third party, on the same terms set forth in the notice given to Sublessor, subject to obtaining Sublessor's prior written consent as hereinabove provided. If at any time, or from time to time, during the ter7n of this Sublease, Sublessee desires to assign this Sublease, Sublessee shall give notice to Sublessor and within ten
(10) days of Sublessor's receipt of such notice, Sublessor may at its election terminate this Sublease effective as of the effective date for the assignment described in Sublessee's notice. Sublessor's right to terminate this Sublease in connection with an assignment or subletting shall not apply to any assignment of this Sublease or subletting of the Premises to an Affiliate.

          (d) For purposes hereof, if Sublessee is a partnership, a withdrawal or change of partners, or a change of ownership of partners, owning more than 49% interest in the partnership, or its Sublessee is a corporation, any transfer of 50% or more of its stock, shall constitute a voluntary assignment and shall be subject to this Paragraph 26.
                   ------------

          (e)  No sublessee (other than Sublessor if it exercises its option pursuant to Paragraph 26(c) above) shall have a right further to sublet
                   ---------------
without Sublessor's prior consent, which Sublessee acknowledges may be withheld in Sublessees absolute discretion and any assignment by a sublessee of its sublease shall be subject to Sublessees prior consent in the same manner as if Sublessee were entering into a new sublease. No sublease, once consented to by Sublessor, shall be modified or terminated by Sublessee without Sublessor's prior consent which consent shall not be unreasonably withheld.

          (f) In the case of an assignment any sums or other economic consideration received by Sublessee as a result of such assignment shall be paid to Sublessor after first deducting the unamortized cost of leasehold improvements paid for by Sublessee, and the cost of any real estate commissions incurred by Sublessee in connection with such assignment.

          (g) in the case of a subletting, any sums or economic consideration received by Sublessee as a result of such subletting shall be paid to Sublessor after first deducting (1) the rental due hereunder, prorated to reflect only rental allocable to the sublet portion of the Premises, (2) the cost of leasehold improvements made to the sublet portion of the Premises at Sublessee's cost, amortized over the term of this Sublease except for leasehold improvements made for the specific benefit of the new sublessee. which shall be amortized over the term of the new sublease, and (3) the cost of any real estate commission incurred by Sublessee in connection with such subletting, amortized over the term of the new sublease.

          (h) Regardless of Sublessor's consent, no subletting or assignment shall release Sublessee of Sublessee's obligation or alter the primary liability Of Sublessee to pay the rental and to perform all other obligations to be performed by Sublessee hereunder. The acceptance of rental by Sublessor from any other person shall not be deemed to be a waiver by Sublessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Sublessee or any successor of Sublessee in the performance of any of the terms hereof, Sublessor may proceed directly against Sublessee without the necessity of exhausting remedies against such assignee or successor.

          (i) In the event Sublessee shall assign this Sublease or sublet the Premise or request the consent of Sublessor to any assignment, subletting, hypothecation or other action requiring Sublessor's consent hereunder, then sublessee shall pay Sublessor's reasonable attorney's fees incurred in connection therewith.

          (j) Notwithstanding anything to the contrary set forth above in this Paragraph 26, Sublessor shall not withhold its consent to a proposed sublease
------------
or assignment to Euniverse, so long as the financial condition and net worth of Euniverse as of the effective date of such sublease or assignment is at least equivalent or equal to the financial condition and net worth of the original Sublessee under this Sublease as of the Commencement Date. In addition, the provisions of subparagraphs (c), (f), and (g) of this Paragraph 26 shall not
                                                      ------------
apply to any such sublease or assignment by Sublessee to Euniverse.

          27.  Subordination.
               --------------

          (a) This Sublease shall be subordinate to the Master Lease and to any mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof, or Sublessor's or Master Lessor's interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof Notwithstanding the foregoing, if any mortgagee or trustee shall elect to have this Sublease prior to the lien of its mortgage, leasehold mortgage or deed of trust, and shall give notice thereof to Sublessee, this Sublease shall be deemed prior to the mortgage or deed of trust, whether this Sublease is dated prior or subsequent to the date of the mortgage, leasehold mortgage or deed of trust or the date of recording thereof. In the event any mortgage or deed of trust to which this Sublease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, or the Master Lease is terminated, Sublessee shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure, or to the Master Lessor, as appropriate. Sublessee agrees to execute any documents required to effectuate such subordination, to make this Sublease prior to the lien of any mortgage or deed of trust, or to evidence such attornment.

          (b)  In the event any mortgage or deed of trust to which this
Sublease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, this Sublease shall not be barred, terminated, cut off or foreclosed nor shall the rights and possession of Sublessee hereunder be disturbed if Sublessee shall not then be in default in the payment of rental and other sums due hereunder or otherwise be in default under the terms of this Sublease and if Sublessee shall attorn to the purchaser or grantee as provided in Paragraph 27(a) above or, if requested, enter into a new lease or sublease,
   ---------------
as appropriate, for the balance of the term hereof upon the same terms and provisions its are contained in this Sublease. Sublessee's covenant under Paragraph 27(a) above to subordinate this Sublease to any mortgage, leasehold
---------------
mortgage, deed of trust or other hypothecation hereafter executed is conditioned upon each such senior, instrument containing the commitments specified in this Paragraph 27(b).
---------------

      28.  Relation Between Sublease and Lease: Sublessor's Obligations.
           ------------------------------------------------------------------

          This Sublease is and at all times shall be subject and subordinate to the Master Lease. Sublessee hereby expressly assumes and agrees to comply with all of the provisions of the Master Lease, to the extent applicable to Sublessee, and to perform all the obligations on the part of the "Tenant" to be performed under the terms of the Master Lease except as varied by this Sublease. Sublessee shall have no right whatsoever to exercise any right or election of Sublessor arising under the Master Lease, including without limitation Sublessor's right to terminate the Master Lease under Section 3.3 thereof, and
                                                      -----------
Sublessor's right to acquire the Project under Article 21 of the Master Lease.

     29.  Condition Precedent.
          -------------------

          This Sublease may be expressly conditioned upon the prior written consent of Master Lessor under the Master Lease. If Sublessor fails to obtain Master Lessor's consent on or before the Master Lessor Consent Date set forth in the Basic Sublease Information, then Sublessor may terminate this Sublease by giving Sublessee written notice of its failure to obtain Master Lessor's consent and returning all consideration previously paid by Sublessee to Sublessor.

     30.  Estoppel Certificate.
          --------------------

          At any time and from time to time but on not less than 5 days' prior notice by Sublessor or Master Lessor, Sublessee shall execute, acknowledge, and deliver to Sublessor or Master Lessor, as applicable, promptly upon request a certificate in the form attached hereto as Exhibit E, or such other certificate
                                           ---------
as Sublessor or Master Lessor may require. Any such certificate may be relied upon by any prospective purchaser, mortgagee or beneficiary under any mortgage or deed of trust on the Building or any part thereof or interest therein.

     31.  Building Planning.
          -----------------

          In the event Sublessor requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Sublessee in writing, Sublessor shall have the right to move Sublessee to other space in the Building, at Sublessor's sole cost and expense, including all of Sublessee's reasonable out-of-pocket moving expenses, telephone installation and stationary reprinting charges; provided, however, that Sublessor may only exercise its rights under this Paragraph 29 up to a
                                                       ------------
maximum of two (2) times during the term of this Sublease. In the event of such a move, the terms and conditions of this Sublease shall remain in full force and effect; provided that (i) the Rentable Area of the Premises and Sublessee's Percentage Share, as set forth in the Basic Sublease Information, and (ii) the floor plan attached hereto as Exhibit B, shall be amended so as to correctly
                              ---------
reflect the new space.

     32.  Rules.
          -----

          Sublessee shall faithfully observe and comply with the Rules and Regulations attached as Exhibit D to this Sublease, and after notice thereof,
                         ---------
 all reasonable modifications thereof and additions thereto from time -to time promulgated in writing by Sublessor. Sublessor shall not be responsible to Sublessee for the nonperformance by any Other Sublessee or occupant of the Building of any of the Rules and Regulations.

     33.  Attorneys' Fees.
          ---------------

          If as a result of any breach or default in the performance of any of the provisions of this Sublease, Sublessor uses the services of an attorney in order to secure compliance with such provision," or recover damages therefor, or to terminate this Sublease or evict Sublessee, Sublessee shall reimburse Sublessor upon demand for any and all reasonable attorneys' fees and expenses incurred by Sublessor; provided that if Sublessee shall be the prevailing party in any legal action brought by Sublessor against Sublessee, Sublessee shall be entitled to recover from Sublessor reasonable attorneys' fees and expenses incurred by Sublessee.

     34. Waiver.
         ------

         The waiver by Sublessor of any agreement, condition or provision herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other agreement, condition or provision herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be construed to waive or to lessen the right of Sublessor to insist upon the performance by Sublessee in strict accordance with such terms. The subsequent acceptance of rental hereunder by Sublessor shall not be deemed to be a waiver of any Preceding breach by Sublessee of any agreement condition or provision of this Sublease, other than the failure of Sublessee to pay the particular rental so accepted, regardless of Sublessor's knowledge of the preceding breach at the time of acceptance or payment of the rental.

     35. Parking and Transportation Management.
         -------------------------------------

         Sublessee agrees that it will use its best efforts to cooperate in programs which may be undertaken by Sublessor independently, or in cooperation with local municipalities or governmental agencies or other property owners in the vicinity of the Building, to reduce peak levels of commuter traffic. Such programs may include, but shall not be limited to, carpools, vanpools and other ride sharing or transportation system management programs, public and private transit, and flexible work hours. Sublessee agrees to cooperate with Sublessor in Sublessor's administration of a transportation management program (if any) required by the City and County of San Francisco. Sublessee acknowledges that as a part of this program, Sublessee may be required to distribute employee transportation information, participate in annual employee transportation surveys, allow employees to participate in commuter activities, designate a liaison for commuter transportation related activities, distribute commuter information to all employees prior to relocation and to new employees when hired, and otherwise participate in other programs or services initiated under the transportation management program.

     36.  Complete Agreement.
          ------------------

         There are no oral agreements between Sublessor and Sublease affecting this Sublease, and this and cancels any and all previous negotiations, arrangements, brochures, agreements, and understandings if any, between Sublessor and Sublessee or displayed by Sublessor to Sublessee with respect to the subject matter of this Sublease or the Project. There are no representations between Sublessor and Sublessee other than those contained in this Sublease and all reliance with respect to any representations is solely upon the representations contained in this Sublease. AR implied warranties, including implied warranties of merchantability and fitness, are excluded.

     37.  Limitations of Liability.
          ------------------------

          The liability of Sublessor under this Sublease shall be and is hereby limited to Sublessor's interest in the Project, and no other assets of Sublessor shall be affected by reason of any liability which Sublessor may have to Sublessee or to any other person by reason of this Sublease.

     38.   No Merger.
           ---------

          The voluntary or other surrender of this Sublease by Sublessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Sublessor, terminate all or any existing subleases or subtenancies, or operate as an assignment to it of any or all such subleases or subtenancies.

     39.  Transfer.
          --------

          Sublessee acknowledges that in the event the original Sublessor hereunder, or any successor tenant under the Master Lease, shall assign or otherwise transfer its interest in the Master Lease, all liabilities and obligations on the part of the original Sublessor, or tenant under the Master Lease, under this Sublease accruing thereafter shall terminate (so long &-, the new tenant under the Master Lease agrees in writing to assume all of such obligations and thereupon all such liabilities and obligations shall be binding upon the new tenant under the Master Lease. Sublessee agrees to attorn to any new tenant under the Master Lease. Sublessee further acknowledges that Sublessor has an option and right of first refusal to purchase the Building under the Master Lease. Sublessee acknowledges that if Sublessor does purchase the Building, and Sublessor, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Sublessor, or such successor owner, under this Sublease accruing thereafter shall terminate (so long as the new owner agrees in writing to assume all of such obligations), and thereupon all such liabilities and obligations shall be binding upon the new owner. If such event occurs, Sublessee agrees to attorn to any new owner of the Building.

     40.  No Light, Air or View Easement.
          --------------------------------

          Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Sublease or impose any liability on Sublessor.

     41.  Corporate Authority.
          -------------------

          If Sublessee signs as a corporation, each of the persons executing this Sublease on behalf of Sublessee warrants that Sublessee is a duly authorized and existing corporation, that Sublessee has and is qualified to do business in California, that the corporation has full right and authority to enter into this Sublease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.

     42.  Abandonment.
          -----------

         If Sublessee shall abandon or surrender the Premises, or be dispossessed by process of law or otherwise, any personal property belonging to Sublessee and left on the Premises shall be deemed to be abandoned, at the option of the Sublessor.

     43.  Waiver of Jury Trial.
          --------------------

          Sublessor and Sublessee shall and do hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Sublease, the relationship of Sublessor and Sublessee, Sublessee's use or occupancy of the Premises, or any statutory remedy.

     44.  Telephone Service.
          -----------------

          (a) Sublessor shall have no responsibility for providing to Sublessee any telephone equipment, including wiring, within the Premises or for Providing telephone service or connections from the utility to the Premises, except as required by law.

          (b) Sublessee shall not alter, modify, add to or disturb any telephone wiring in the Premises or elsewhere in the Building without the Sublessor's prior written consent. Sublessee shall be liable to Sublessor for any damage to the telephone wiring in the Building due to the act, negligent or otherwise, of Sublessee or any employee, contractor or other agent of Sublessee. Sublessee shall have no access to the telephone closets within the Building, Sublessee shall promptly notify Sublessor of any actual or suspected failure of telephone service to the Premises.

          (c) All costs incurred by Sublessor for the installation, maintenance, repair and replacement of telephone wiring within the Building shall be an Operating Expense, as otherwise defined in Section 1(d) of this Sublease, unless
                                           ------------
Sublessor is reimbursed for such costs by other Sublessees of the Building.

          (d) Sublessor shall not be liable to Sublessee and Sublessee waives all claims against Sublessor whatsoever, whether for personal injury, property damage, loss of use of the Premises, or otherwise, due to the interruption or failure of telephone services to the Premises. Sublessee hereby holds Sublessor harmless and agrees to indemnify, protect and defend Sublessor from and against any liability for any damage, loss or expense due to any failure or interruption of telephone service to the Premises for any reason. Sublessee agrees to obtain loss of rental insurance adequate to cover any damage, loss or expense occasioned by the interruption of telephone service.

     45.  Miscellaneous.
          -------------

          The words "Sublessor" and "Sublessee" as used herein shall include the plural as well as the singular. If there be more than one Sublessee, the obligations hereunder imposed upon Sublessee shall be joint and several. Time is of the essence of this Sublease and each and all of its provisions. Submission of this instrument for examination or signature by Sublessee does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Sublessor and Sublessee. The agreements, conditions and provisions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, executors, administrators, successors and assigns of the parties hereto. Sublessee shall not, without the consent of Sublessor, use the name of the Building for any purpose other than as the address of the business to be conducted by Sublessee in the Premises. If any other provision of this Sublease shall be determined to be illegal or unenforceable, such determination shall not affect any other provision of this Sublease and all such other provisions shall remain in full force and effect. This Sublease shall be governed by and construed pursuant to the laws of the State of California. Sublessor represents and warrants that to its actual knowledge, as of the Commencement Date, the Premises in its then-existing condition, but without regard to the use Sublessee will make of the Premises, shall not violate any applicable zoning ordinances and any municipal, county, state and federal laws and regulations governing and regulating the Premises and the Building.

     46.  Exhibits.
          --------

          The exhibits and addendum, if any, specified in the Basic Sublease Information are attached to this Sublease and by this reference made a part hereof.

     _____________________________________________________________________

          IN WITNESS WHEREOF, the parties have executed this Sublease on the respective dates indicated below:


SUBLESSEE:                                      SUBLESSOR:

THE BIG NETWORK,                                GOLDEN GATE UNIVERSITY,
a Delaware corporation                          a California non-profit public
                                                benefit corporation

                                                By: ____________________________
By: _________________________________
                                                Its: ___________________________
Its: _________________________________
                                                By:_____________________________
Dated: __________
                                                Its: ___________________________

                                                Dated: _____________